UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2013

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida

(Address of principal executive offices)

32224

(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 23, 2013. A total of 45,163,976 shares, or approximately 97% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the stockholders of the Company (the “Stockholders”) at the meeting included: (i) the election of three Class II Directors whose terms will expire at the 2016 Annual Meeting of Stockholders; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013; (iii) an advisory vote on the Company’s 2012 executive compensation; and (iv) the approval of the Landstar System, Inc. 2013 Directors Stock Compensation Plan.

(1) Election of Directors. At the meeting, the Stockholders elected Homaira Akbari, Diana M. Murphy and Larry J. Thoele to serve as Class II directors, whose terms will expire at the 2016 Annual Meeting of Stockholders. The votes cast with respect to Dr. Akbari, Ms. Murphy and Mr. Thoele were as follows:

Director	Votes For	Withheld	Broker Non-Votes
Homaira Akbari	43,120,721	656,573	1,386,682
Diana M. Murphy	42,633,594	1,143,700	1,386,682
Larry J. Thoele	43,153,245	624,049	1,386,682

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013. This proposal received 44,539,603 affirmative votes and 616,535 negative votes. There were 7,838 abstentions with respect to this proposal.

(3) Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 43,119,598 affirmative votes and 605,272 negative votes. There were 52,424 abstentions and 1,386,682 broker non-votes with respect to this proposal.

(4) Approval of the Landstar System, Inc. 2013 Directors Stock Compensation Plan. At the meeting the Stockholders voted to approve the Landstar System, Inc. 2013 Directors Stock Compensation Plan. This proposal received 40,777,750 affirmative votes and 2,975,404 negative votes. There were 24,140 abstentions and 1,386,682 broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 28, 2013	/s/ James B. Gattoni
James B. Gattoni
Executive Vice President and Chief Financial Officer